Exhibit 10.25

TIME VESTED OPTION AGREEMENT

OPTION AGREEMENT FOR TIME VESTED OPTIONS

TransDigm Group Incorporated (the “Company”), pursuant to its Fourth Amended and Restated 2003 Stock Option Plan (the “Plan”), hereby grants to the Holder Time Vested Options to purchase the number of shares of Stock set forth below. The Options are subject to all of the terms and conditions set forth herein as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

Holder:
Date of Grant:
Number of Shares of Stock Subject to the Options:
Exercise Price per Share:	$
Expiration Date:
Type of Option:	Nonqualified Stock Option

Additional Terms:

•	Options shall be exercisable in whole shares of Stock only.

•	Each share of Stock purchased through the exercise of Options shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires.

•	Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in the Plan.

•	Options shall vest as follows in lieu of Section 8(b)(i) of the Plan:

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS OPTION AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE OPTION AGREEMENT AND THE PLAN.

TRANSDIGM GROUP INCORPORATED		HOLDER

By:
	Signature		Signature

Title:		Date:

Date: